Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events ]Abstract]
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after March 31, 2026 up through August 17, 2026, which is the date that these consolidated financial statements are available to be issued. There were no other material subsequent events that require disclosure in these consolidated financial statements other than disclosed below.

Reverse Share Split

On August 4, 2026, the Board of directors approved a reverse share split (the “Share Consolidation”), subject to shareholder approval at the Extraordinary General Meeting (“EGM”) on August 28, 2026. Pursuant to the resolutions passed at the EGM, every twenty-five (25) issued and unissued Class A ordinary shares and every twenty-five (25) issued and unissued Class B ordinary shares, each with a par value of US$0.00000005, were consolidated into one (1) Class A ordinary share and one (1) Class B ordinary share, respectively, each with a new par value of US$0.00000125.

In accordance with the approved Share Consolidation, fractional shares were not issued, and any fractional entitlements arising from the consolidation were rounded up to the next whole share. The Share Consolidation did not affect the shareholders’ proportional ownership interests, voting rights, or any other rights attached to the Company’s ordinary shares, except for the change in par value and number of shares outstanding.

Following the Share Consolidation, the Company’s authorized share capital became US$50,000, divided into 36,000,000,000 Class A ordinary shares and 4,000,000,000 Class B ordinary shares, each with a par value of US$0.00000125, as reflected in the Company’s Fourth Amended and Restated Memorandum and Articles of Association, which became effective immediately upon the Share Consolidation.